Shareholders' Equity	12 Months Ended
Oct. 31, 2012
Shareholders' Equity [Abstract]
SHAREHOLDERS’ EQUITY
6.  SHAREHOLDERS’ EQUITY

Common Stock

The Company is authorized to issue 200,000,000 shares of common stock. Holders of the Company’s common stock are entitled to one vote for each share. All weighted average and earnings per share amounts have been restated to reflect the retroactive effect of the reverse stock splits.

On August 15, 2011, the Company announced that the underwriters of the Company’s initial public offering elected not to exercise their over-allotment option.  As a result, the Company’s existing shareholders forfeited an aggregate of 180,000 shares of their common stock of the Company. As a result of the forfeiture, there are 6,000,000 shares issued and outstanding as of October 31, 2012, of which 4,257,425 are subject to redemption in accordance with the provisions of the Company’s amended articles of incorporation, which expresses that the Company is not permitted to consummate its initial business combination if more than 88% of the common shares issued in the initial public offering are redeemed in connection with such initial business combination. Therefore, 12% of the common shares issued in the initial public offering were not subject to redemption in connection with the business transaction and are being treated as equity.

Preferred Stock

The Company is authorized to issue 10,000,000 shares of preferred stock, in one or more series, with such designations, voting and other rights and preferences as may be determined from time to time by the board of directors. At October 31, 2012 and 2011, the Company has not issued any shares of preferred stock.